Exhibit 10.1


                            ASSET PURCHASE AGREEMENT
                                     Between
                       FREIGHT FEEDER AIRCRAFT CORPORATION
                                       and
                      UTILICRAFT AEROSPACE INDUSTRIES, INC.


     This ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of December 12, 2007 ("Effective Date"), by and between Freight Feeder Aircraft Corporation, a Wyoming Corporation ("FFAC"), and Utilicraft Aerospace Industries, Inc., a Nevada Corporation ("UITA").

     1. Sale of business assets.

          (a) Sale. On the terms and subject to the conditions set forth herein, UITA shall sell, convey, transfer, assign, and deliver to FFAC, and FFAC shall purchase, acquire and accept, as provided for and subject to the limitations set forth herein, (i) the Utilicraft Freight Feeder Aircraft (and all derivatives) Rights Technology, Intellectual Property, Contracts, Copyrights, Trademarks and Patents , including but not limited to all related hardware, engineering software, and engineering data, mockups and tooling, (ii) all related technology and intellectual, including but not limited to all related hardware, software, data, related to the ETA and AFRS Patents, and (iii) equipment and furniture, as set forth on or as provided for in Exhibit A (Asset List), all as they exist upon the consummation of closing (collectively, the "Assets"). With respect to any UITA assets, contracts, agreements, properties, business, intellectual property, copyrights, patents, trademarks that would be included in (i), (ii), or (iii) set forth above, that UITA obtains after the Effective Date, within 10 days of entering into or otherwise obtaining such assets, contracts, agreements, properties, business, intellectual property, copyrights, patents, trademarks, UITA shall provide written notice thereof to FFAC, which notice shall be accompanied by a complete and correct copy of the assets, contracts, agreements, properties, business, intellectual property, copyrights, patents, trademarks, including but not limited to all related hardware, engineering software and engineering data, mockups and tooling; FFAC shall have 30 days after receipt of all of the foregoing from UITA to accept or reject the assignment of such assets, contracts, agreements, properties, business, intellectual property, copyrights, patents, or trademarks. UITA owns outright and has good and marketable title to all the assets and properties listed in Exhibit A.

     UITA must reveal to and notify FFAC, in writing, of all contracts, agreements, memoranda of agreements and other business arrangements that UITA has entered into related to the Utilicraft Freight Feeder Aircraft. These contracts, agreements, memoranda of agreements and other business arrangements with Vendors and Sub-Contractors are listed on Exhibit A listing the assets of UITA to be transferred to FFAC and such contracts, agreements, memoranda of agreements and other business arrangements are fully assignable to FFAC as written without the need of any consents or approvals.

          (b) Assumption of liabilities. Except for those debts, obligations, contracts, agreements, leases and liabilities listed on on Exhibit B (including specifically all tax and deferred compensation obligations, loans and advances made by shareholders and officers to UITA, trade debt, amounts due for engineering and third-party aircraft developers), FFAC shall not now and/or in the future assume, pay, perform, or discharge any debts, obligations, contracts, agreements, leases and liabilities of UITA of any kind, character, or description, whether accrued, absolute, contingent, or otherwise (regardless of whether reflected or reserved against on UITA's balance sheets, books of account, and records); UITA agrees to fully pay or otherwise satisfy when due, and to indemnify, hold harmless and defend FFAC from and against, all claims, debts, liabilities, obligations, duties, defense costs (including reasonable attorneys' fees), judgments and other expenses arising out of those debts, obligations, contracts, agreements, leases and/or liabilities of UITA not specifically assumed by FFAC under this Agreement.

          (c) Assurance. UITA warrants and represents that FFAC shall not be subjected to any liability to any third party as the result of this Agreement, except as otherwise provided in Section 1(c) with respect to debts, obligations and liabilities being assumed at Closing by FFAC and set forth on Exhibit B.

          (d) Conveyances. The sale, conveyance, transfer, assignment, and delivery of the Assets shall be effected by deeds, bills, of sale, endorsements, assignments, drafts, checks, and other instruments of transfer and conveyance, in form and substance acceptable to FFAC (collectively, the "Closing Documents", which shall be executed and delivered by UITA at closing.

          (e) Additional documents. UITA shall, at any one or more times after the Closing Date, upon FFAC's request, execute, acknowledge, and deliver all further deeds, assignments, transfers, conveyances, powers of attorney, and assurances, and do all other acts and things, that are required or appropriate to assign, transfer, grant, convey, assure, and confirm to FFAC, or to its successors and assigns, or to aid and assist in collecting and reducing to possession, any of or all the Assets to FFAC, and/or any of or all the obligations of UITA to be assigned to, and assumed, paid, performed, and/or discharged by FFAC pursuant to this Agreement.

     2. Composition of purchase price. On the terms and subject to the conditions herein set forth, FFAC shall issue and deliver to UITA on the Closing
Date:

          (a) Common stock. At closing, FFAC will issue to UITA an aggregate of fifteen million two hundred fifty thousand (15,250,000) restricted shares (the "Shares") of FFAC common stock (representing approximately 25% of the initial capitalization), with a par value of $.0001 per share (the "Common Stock"), all of which Shares shall be registered in the name of Utilicraft Aerospace Industries, Inc. With respect to said Shares, (i) at closing a stock certificate representing fifteen million two hundred fifty thousand (15,250,000) restricted shares of Common Stock will be delivered by FFAC to UITA.

          (b) Warrants. Subject to the provisions of this Section, FFAC will issue to UITA a warrant for 30,500,000 restricted shares of FFAC's Common Stock, with a strike price of US$1.00 per share of Common Stock and a term of 5 (five) years from first-flight, which warrant shall be in the form attached hereto as Exhibit C (the "Warrant").

          (c) Royalty. Subject to the provisions of this Section, FFAC agrees to pay UITA a 1% Royalty of the Gross Aircraft Sales recorded by FFAC in accordance with generally accepted accounting principals, less profit, commissions, royalties and mark-up on Freight Feeder Aircraft number 51 to Aircraft number 2051 sold by FFAC. The Royalties due to UITA shall be paid by FFAC on collected receipts from Freight Feeder Aircraft sales by the fifteenth day (15th) following the end of each quarter that collections are made on delivered Freight Feeder Aircraft.

          (d) Public Company Assistance. FFAC agrees to assist UITA with its public company filing requirements, in order to keep UITA's public company status intact until the later of first flight of the Freight Feeder Aircraft, or two years from the date of this Agreement.

          (e) Restrictions and Rights. The following provisions shall apply to the FFAC Shares and the Warrant (as defined below):

     (1) The Shares are not, and if and when issued neither (i) the Warrant and any securities issued upon exercise of the Warrant will be, registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state "blue sky" laws (collectively, "State Acts"). The Shares are, and if and when issued
(i) the Warrant and any securities issued upon exercise of the Warrant will be, "restricted securities," as that term is defined in U.S. Securities and Exchange Commission ("SEC") Rule 144, and may not be sold, assigned, transferred or otherwise disposed of unless registered under the Securities Act and all applicable State Acts or unless exemptions from such registration requirements are available for such transaction.


     (2) The certificate or certificates evidencing the FFAC Shares to be delivered to Utilicraft Aerospace, or, if and when issued, evidencing (i) the Warrant and any securities issued upon exercise of the Warrant will bear a restrictive legend substantially in the following form as long as applicable:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION OF THESE SECURITIES IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS."

     (3) (i) If, at any time after the first anniversary of the Closing Date, FFAC files a registration statement under the Securities Act for purposes of a public offering of securities of the FFAC for its own account, it shall notify UITA in writing (the "Company Notice"). UITA shall have the right (the "Piggyback Right"), subject to the limitations set forth in this Section, to include in any such registration statement a maximum of ten percent (10%) of its FFAC Shares. In order to exercise the Piggyback Right, UITA shall give written notice to FFAC (the "Piggyback Notice") no later than fifteen (15) days following the date on which the FFAC gives the Company Notice. The Piggyback Notice shall set forth the number of FFAC' Shares that UITA desires to include in the registration statement. All expenses of any such registration will be paid by the FFAC.

          (ii) If the registration statement under which FFAC gives a notice under this Section is for an underwritten offering, FFAC shall so advise UITA in the Company Notice. In such event, the right of any of UITA's FFAC shares to be included in a registration pursuant to this Section shall be conditioned upon UITA's participation in such underwritten offering and the inclusion of UITA's FFAC' Shares participation in such underwritten offering provided herein. All holders of FFAC' Shares proposing to distribute their shares by means of such underwritten offering (including without limitation UITA) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by FFAC. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing or other factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to FFAC; second, if and to the extent permitted by the underwriter, to UITA with respect to the FFAC' Shares; and third, if and to the extent permitted by the underwrite, to any other stockholder of FFAC (i.e., other than UITA) on a pro rata basis. No such reduction shall reduce the securities being offered by FFAC for its own account to be included in the registration and underwriting. If UITA disapproves of the terms of any such underwriting, UITA may elect to withdraw therefrom by written notice to FFAC and the underwriter, delivered at least twenty (20) business days prior to the effective date of the registration statement.

          (iii) FFAC shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not UITA has elected to include securities in such registration.

     (4) With a view to making available to UITA the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit UITA to sell securities of FFAC to the public without registration, FFAC agrees to use reasonable efforts, after the first anniversary of Closing Date and so long as UITA owns any FFAC's Shares, to: (i) make and keep available adequate current public information with respect to FFAC, as those terms are understood and defined in SEC Rule 144; (ii) to file with the SEC in a timely manner all reports and other documents required of FFAC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after FFAC has become subject to such reporting requirements); and (iii) furnish to UITA forthwith upon request (A) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after FFAC so qualifies); and
(B) to the extent accurate, a copy of the most recent annual or quarterly report of FFAC and such other reports and documents so filed by FFAC.

          (e) Excluded property. FFAC shall not acquire, and UITA shall retain, all assets and property of UITA which are not assigned to FFAC pursuant to this Agreement.

          (f) Transfer of Lease Interests. UITA covenants and agrees that it will transfer to FFAC, for no additional consideration, any lease or leasehold interest in the properties it has in its possession now (referred to in Exhibit B.) With respect to all leases and leasehold interests currently held by UITA (referred to in Exhibit B), FFAC shall furnish an estoppel certificate from each lessor under such leases, whereby the lessors will verify that each of the leases is not in default and is in full force and effect as of the date of closing. Such estoppel certificate shall contain a provision whereby the lessor consents to the transfer. With respect to all leases and leasehold interests currently held by UITA (referred to in Exhibit B), FFAC will accept or reject such assignment at closing. With respect to all leases and leasehold interests that UITA obtains after the Effective Date, within 10 days of entering into or otherwise obtaining such lease or leasehold interest, UITA shall provide written notice thereof to FFAC, which notice shall be accompanied by a complete and correct copy of the applicable lease and any other documents and agreements related thereto, along with an estoppel certificate as described above in this
Section 2(f) from the applicable lessor; FFAC shall have 30 days after receipt of all of the foregoing from UITA to accept or reject the assignment of such new lease or leasehold interest.

          (g) FFAC 's account. From and after the Effective Date, all operations relating to UITA's Assets to be conveyed to FFAC shall be for the account, and shall accrue to the benefit, of FFAC.

     3. Representations and warranties of UITA. UITA hereby represents and warrants to FFAC as follows:

          (a) Duly organized. UITA is a corporation duly organized and validly existing in good standing under the laws of the state of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted.

          (b) Subsidiary corporations. UITA has no subsidiary corporations.

          (c) Leases. Exhibit B includes a list and brief description of all material leases and agreements under which UITA leases, holds, and operates real property or significant items of personal property. All such leases and agreements are assignable except as stated therein, and no material adverse claim against, or defect in, the interest purportedly leased or given under or by any such instrument exists. UITA is not in default with respect to any instrument on such list.

          (d) Intangible property. Exhibit D is a list of all material United States patents, patent applications, and trademarks owned by or registered in the name of UITA or in which UITA has any rights, and in each case a brief description of the nature of such rights. UITA is not a licensor in respect of any United States patents, trademarks, trade names, and applications therefor, except as stated in such list.

          (e) Insurance. Exhibit E contains a brief description of all material policies of fire, liability, and other forms of insurance held by UITA.

          (f) Authorization. UITA's Board of Directors has approved this Agreement and the transactions contemplated herein, and have authorized the execution and delivery of this Agreement by UITA. This Agreement and the transactions contemplated herein, including the conveyance, assignment, transfer, and delivery of the Assets of UITA, have been consented to in writing by UITA shareholders of record entitled to vote thereon and owning a majority the outstanding and issued shares of UITA. This Agreement and the transactions contemplated herein have been authorized and approved by all necessary corporate action of UITA.

     This Agreement constitutes the legal, valid and binding obligation of UITA, enforceable against UITA in accordance with its terms. When executed and delivered by UITA, the Closing Documents will constitute the legal, valid and binding obligations of UITA, enforceable against UITA in accordance with their respective terms.

          (g) UITA has the Legal right, power, authority and ability to execute and deliver this Agreement and the Closing Documents and to perform its obligations thereunder, including without limitation to transfer all of the UITA Assets to FFAC. UITA hereby certifies that its intellectual property, patents, copyrights, and trademarks do not and will not infringe upon or misappropriate any intellectual property, copyright, patent, right of publicity or privacy (including but not limited to defamation), trade secret, trademark, or other proprietary rights of any third party. In addition, UITA hereby certifies that none of its Assets are subject to any lien or encumbrance by any third party. UITA also certifies that the Contracts referenced herein are in good standing and that UITA is in full performance and compliance with said Contracts and said Contracts are not subject to any right, setoff or encumbrance by any third party.

          (h) UITA's performance of this Agreement will not conflict with any other contract or other agreement to which UITA is a party or otherwise bound.

          (i) UITA warrants that none of the Assets are subject to any lien or encumbrance of any kind in favor of any lender or other person.

          (j) UITA agrees to indemnify, hold harmless and defend FFAC from and against all claims, defense costs (including reasonable attorneys' fees), judgments and other expenses arising out of the breach of any provisions of this Agreement by UITA.

          (k) UITA is acquiring the Shares and the Warrant for its own account and will not sell, assign, transfer, or otherwise dispose of any of the Shares, the Warrant (or any securities issued upon exercise of the Warrant) (collectively, the "FFAC Securities"), or any interest in any of the FFAC Securities, without registration under the Securities Act, and all applicable State Acts, except in a transaction which is exempt from such registration requirements. UITA has no existing plan or proposal to, and UITA has not and will not within the one-year period following the Closing Date, distribute or adopt a plan or proposal to distribute any or all of the FFAC Securities to its shareholders and/or other persons, whether in connection with a dissolution of UITA or otherwise, without the prior written consent of FFAC or unless such FFAC Securities have been registered under the Securities Act and all applicable State Acts.

        UITA has, based on the vote of its shareholders owning approximately 62.53% its issued and outstanding shares of common stock after evaluating the merits and risk of an investment in the FFAC Securities as being in the best interest of UITA) made the decision to enter into this Asset Acquisition with FFAC. In addition, UITA is aware and acknowledges that there can be no assurance of the future viability or profitability of FFAC, nor can there be any assurance relating to the current or future value of the FFAC Common Stock or any of the other FFAC Securities.

     4. Representations and warranties of FFAC. FFAC represents and warrants to Utilicraft Aerospace as follows:

          (a) Duly organized. FFAC is a corporation duly organized and validly existing in good standing under the laws of Wyoming, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted.

          (b) Securities. The Shares, when issued and delivered as provided herein, will FFAC's duly authorized, validly issued and outstanding, fully paid and non-assessable shares of FFAC Common Stock. The Warrants, if and when issued and delivered as provided herein, will be FFAC's duly authorized, validly issued and outstanding, warrants, and if and when any securities are issued upon any exercise of the Warrants, such securities will be the duly authorized, validly issued and outstanding, fully paid and non-assessable securities of FFAC.

          (c) Authorization. FFAC' Board of Directors has approved this and authorized this Agreement.

     5. No assumption of liabilities by FFAC

          (a) Except as otherwise provided in Section 1(c), UITA acknowledges that FFAC is acquiring UITA's Assets hereunder without any assumption of UITA's liabilities, except those listed on Exhibit B.

          (b) UITA represents that it has disclosed all its debts, liabilities and obligations to FFAC and that UITA has no undisclosed liabilities.

          (d) UITA has paid or will pay or fully provide for all United States and state income and other taxes which relate to the conduct of its business through the Closing Date, except those listed on Exhibit B to be assumed by FFAC. UITA represents that there is no pending tax claim or dispute on taxes which might result in a lien against UITA's Assets.

          (e) Bulk sales law. The parties hereby waive UITA's compliance with the provisions of any applicable bulk sales laws. UITA shall hold and save FFAC harmless against any loss, damage or expense, including reasonable attorneys' fees and court costs, incurred by FFAC as a result of or attributable to the parties' failure to comply with such provisions.

          (f) Division of taxation notice. UITA shall cooperate with FFAC and give all required information to FFAC and the Internal Revenue Service as required by the Internal Revenue Code, and shall timely complete and execute such tax returns, forms, notices and/or reports as may be required in connection with the foregoing.

          (g) Licensing. UITA will comply with all United States laws regarding licensing and import/export restrictions of technology.

     6. Excepted transactions. None.

     7. Access to records. (a) Available material. Before the Closing Date, each party's officers and accredited representatives shall each have full access to the other party's plants, properties, books, accounts, and records of every kind, including, without limitation, the other party's monthly balance sheets and income and operating statements, and each will furnish the other with all additional financial and operating data and other information as to its business and properties that is from time to time reasonably requested. Each party shall authorize and direct its respective independent auditors to make available to the other party before the Closing Date any information, including access to work papers, requested by such party. Before Closing Date, each party may also have representatives present at the taking of inventories by the other.

          (b) Unavailable material. None.

          (c) Confidentiality. FFAC and UITA mutually acknowledge that, pursuant to their respective rights to inspect the other's plants, properties, books, accounts and records, as provided in this Agreement, they may become privy to the other's Confidential Information, and that communication of such Confidential Information to third parties (whether such communication is authorized by FFAC or UITA respectively or otherwise), or the unauthorized use of one party's Confidential Information by the other party, could damage the other's business after the transaction is completed. FFAC and UITA therefore mutually agree to take reasonable steps to insure that such Confidential Information about the other, obtained by FFAC or UITA respectively, or any of their respective employees, officers, agents, attorneys, or other accredited representatives, shall remain confidential, shall not be used by them except as authorized by this Agreement, and not be disclosed or revealed to third parties; provided, however, that it is agreed that FFAC may use and disclose any Confidential Information of UITA that is included among the Assets acquired by FFAC pursuant to this Agreement. "Confidential Information" includes information not ordinarily known by noncompany personnel, including customer lists, supplier lists, trade secrets, channels of distribution, pricing policy and records, inventory records, and all other information normally understood to be confidential or otherwise designated as such by UITA or FFAC respectively.

     8. (a) Closing date. The closing under this Agreement shall take place at 10:00AM , Central Standard Time, on December 12, 2007, or such other date as shall be mutually agreed upon by FFAC and UITA (the "Closing Date").

          (b) Payment. All payments required to be made under this Agreement shall be made in the time period prescribed in this Agreement. All stock to be issued to UITA shall be issued on the applicable dates set forth herein or as soon thereafter as possible.

          (c) All Assets shall be transferred to FFAC on the Closing Date of this transaction or, with respect to Assets which may arise after the Closing Date, at such future date as set forth herein.

     9. Approval of FFAC's Board of Directors. FFAC had previously called a meeting of its Board of Directors at which time the Board of Directors of FFAC approved this Agreement and its execution, delivery, and performance by FFAC.

     10. Reserved

     11. Survival of representations and warranties. UITA's representations and warranties made in this Agreement shall survive for a period of 24 months after the Closing Date, except for the representation and warranty contained in Sections 1(c), 1(d), 5 and 14 (relating, in general, to UITA's debts, liabilities and obligations not being assumed by FFAC), which shall continue to survive until all debts, liabilities and obligations are satisfied in full by UITA and all applicable preference periods have expired. Except as set forth in this Agreement, FFAC's representations and warranties made in this Agreement shall not survive the Closing Date, and FFAC shall not have any subsequent liability with regard thereto.

     12. Consent of third party. (a) Assignments. To the extent that the assignment of any contract, license, lease, commitment, sales order, purchase order or any other Asset to be assigned to FFAC requires the consent of a third party, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof. UITA will diligently pursue and use its best efforts to obtain any required consent of the third parties to the assignment to FFAC of any such contracts, licenses, leases, commitments, sales orders, purchase orders or other Assets of UITA. If such consent is not obtained prior to the Closing Date, UITA will cooperate with FFAC in any reasonable arrangement designed to provide for FFAC the benefits under any such contracts, licenses, leases, commitments, sales orders, purchase orders or other Asset, including enforcement, at the cost and for the benefit of FFAC, of all UITA's rights against the third party arising out of a breach or cancellation by such third party or otherwise.

          (b) Accounts receivable. FFAC may collect for its account all UITA receivables and other items that are transferred to FFAC, and may endorse UITA's name on all checks received on account of such items. UITA shall deliver to FFAC all cash or other property UITA receives for such items.

     13. Fees and expenses. Each party shall pay their own fees and expenses incurred in preparing this Agreement, carrying it into effect, and consummating the transactions contemplated hereby.

     14. Waiver of compliance with bulk sale requirements. FFAC waives UITA's compliance provisions with the provisions of the bulk sales law as enacted in any applicable jurisdiction. UITA, however, shall indemnify and hold FFAC harmless from all debts, liabilities and obligations of UITA which are not assumed by FFAC under this Agreement, and from any and all liabilities resulting from noncompliance with the bulk sales law, including, but not limited to, all costs and expenses incurred in connection with the defense or settlement of any such liability or obligation (including without limitation reasonable attorneys fees).

     15. (a) Assignment of agreement. This Agreement shall not be assignable by either party except with the other's written consent, which shall not be unreasonably withheld, conditioned or delayed.

          (b) Third parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     16. Brokerage. Each party represents and warrants to the other that there are no rights to or claims for brokerage commissions or finders' fees in connection with the transactions contemplated by this agreement, insofar as such rights or claims are alleged to be based on arrangements or agreements made by it or on its behalf, and each of the parties agrees to indemnify the other against and hold it harmless from all liabilities arising from any such right or claim (including, without limitation, cost of counsel fees in connection therewith).

     17. Notices. All notices and other communications ("Notices') to be given hereunder by either party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, if to FFAC, addressed to:
                               David Bridges, Director
                               Freight Feeder Aircraft Corporation
                               15 Emerald Terrace
                               Swansea, IL 62226

               And if to UITA:
                               John J. Dupont, Chief Executive Officer
                               Utilicraft Aerospace Industries, Inc.
                               7339 Paso Del Volcan
                               Albuquerque, New Mexico   87121

     The address for delivery of Notices may be changed by any party upon furnishing to the other the new address for Notices in accordance with the provisions of this paragraph.

     18. Entire agreement. This Agreement, and the Closing Documents, contains the entire agreement between the parties with respect to the transactions contemplated herein, and is intended by the parties to be an integration of all of the promises, agreements, conditions, understandings, warranties, representations and covenants between the parties hereto with respect to the subject matter hereof All Exhibits referred to in this Agreement and attached hereto are hereby incorporated herein by reference. Each party has caused to be included herein all representations and warranties that it considers material for the purposes of the transactions contemplated hereby, based upon investigations which each of them has made of the other's business and affairs. The representations and warranties contained herein constitute all the representations and warranties upon which the parties have relied. Nothing contained in this Agreement, any Closing Document, nor any of the exhibits referred to herein or any other instrument or document furnished by either party to the other after the Closing Date in relation to this transaction, contains or will contain any untrue statement of any material fact or omits or will omit to state any material fact required to be stated in order to make such statement, document, or other instrument not misleading.

     19. Execution. This Agreement is being executed and delivered by the parties as of the Effective Date.

     20. Governing law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wyoming, without giving effect to the principles of choice of law or conflicts of law.

     21. Severability of provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforcement of any other provision, or any part thereof.

     22. Headings. The captions and titles in this Agreement are for convenience and reference only, and shall not be used to define, limit, or otherwise construe its teams and provisions.

     23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     24. Actions necessary to complete transaction. Each party hereby agrees to execute and deliver all such other documents or instruments and to take any action that is reasonably required to effectuate the transactions contemplated by this Agreement.

     25. Non-waiver. No delay or failure by either party to exercise any right hereunder, and no partial or single exercise of any such right, shall constitute a waiver of that or any other right, or release the other party from any claims arising out of or connected with this Agreement, unless otherwise expressly provided herein..

     26. Binding effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     27. Time of essence. Time is of the essence of this Agreement.

In witness whereof the parties have caused this Agreement to be duly executed by their respective officers.


FREIGHT FEEDER AIRCRAFT CORPORATION        UTILICRAFT AEROSPACE INDUSTRIES, INC.




By____________________________             By__________________________
L. David Bridges, Director                 John J. Dupont, Chairman
                                           President-Chief Executive Officer




Exhibits:      A.   Asset List
               B.   Debts,   Obligations,    Contracts,    Agreements,   Leases,
                    Liabilities
               C.   Warrant Form
               D.   List  of  All  Material   United  States   Patents,   Patent
                    Applications and Trademarks E. Insurance

                                    EXHIBT A


                List of All Utilicraft Aerospace Industries, Inc.
                                  Fixed Assets
           Vendor and Subcontract Agreements, Memoranda of Agreements,
                   Business Arrangements and Work-In-Progress
                            To Be Transferred to FFAC




All Mock-ups of Freight Feeder
All LD3's
All Prototype Work-In-Progress, related hardware and tooling
All Vendor and Subcontractor engineering software and engineering data
All Vendor And  Subcontractor  Agreements,  Memoranda  of  Agreements,  Business
    Arrangements
All Intellectual Property, including Patents listed on Exhibit D
All Furniture and fixtures
All Computers
All Equipment
All Trade Show Displays and Equipment
All Rights to Technology
All Copyrights
Funding Agreement with CapNet Securities Corporation

                                    EXHIBIT B

                      Utilicraft Aerospace Industries, Inc.
         Debts, Obligations, Contracts, Agreements, Leases, Liabilities
                 Assumed by Freight Feeders Aircraft Corporation


--------------------------------------------------------------------------------
Flight Technology                                                $     60,530.00
--------------------------------------------------------------------------------
International Management and Marketing Group                           72,050.59
--------------------------------------------------------------------------------
Jeppesen  Sanderson                                                       759.00
--------------------------------------------------------------------------------
The Hall Group                                                          3,000.00
--------------------------------------------------------------------------------
Plaza II Executive Center                                               3,800.00
--------------------------------------------------------------------------------
Signature Stock Transfer                                                  350.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Personal Loan from John J. Dupont                                     411,068.92
--------------------------------------------------------------------------------
Accrued Interest Payable on John J. Dupont Loan                        66,000.39
--------------------------------------------------------------------------------
Accrued Aircraft Rent --- John J. Dupont                               72,500.00
--------------------------------------------------------------------------------
Note Payalbe to AMI                                                   142,894.26
--------------------------------------------------------------------------------
Advances from Shareholders                                            334,500.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Accrued Salaries Payable
--------------------------------------------------------------------------------
              Scott Jacox                                              25,000.05
--------------------------------------------------------------------------------
              Lisa VanValkenburgh                                       5,288.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Deferred Compensation
--------------------------------------------------------------------------------
              John J. Dupont                                          616,064.00
--------------------------------------------------------------------------------
              Darby Boland                                            224,867.32
--------------------------------------------------------------------------------
              Randy Moseley                                            64,599.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Accrued Payroll Expense -- Penalties and Interest                      72,840.00
--------------------------------------------------------------------------------
Accrued Federal Unemployment Taxes                                      1,147.69
--------------------------------------------------------------------------------
Accrued Federal Withholding Taxes                                     214,151.20
--------------------------------------------------------------------------------
Accrued Federal FICA/MCARE Taxes                                      208,802.91
--------------------------------------------------------------------------------
Accrued Georgia Unemployment Taxes                                      1,542.75
--------------------------------------------------------------------------------
Accrued Georgia Withholding Taxes                                      32,547.27
--------------------------------------------------------------------------------
Accrued New Mexico Withholding Taxes                                    7,603.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Customer Deposits                                                      30,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Deferred Rent Obligation -- City of Albuquerque                        84,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL UITA LIABILITIES ASSUMED BY FREIGHT FEEDER AIRCRAFT CORP   $  2,755,907.85
--------------------------------------------------------------------------------


Lease with City of Albuquerque for Land use
Lease with City of Albuquerque for Hangar space
Lease with Plaza II Executive Center in Santa Fe for office space Lease with JD Aero, LLC for Aircraft

                                    EXHIBIT C
                             Warrant Agreement Form

--------------------------------------------------------------------------------

   THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL
   (1) REGISTERED UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

--------------------------------------------------------------------------------


Warrant No. FFAC-UITA-121207                       Issue Date: December __, 2007


                       FREIGHT FEEDER AIRCRAFT CORPORATION


              Warrant to Purchase 30,500,000 Shares of Common Stock


     FOR VALUE RECEIVED, FREIGHT FEEDER AIRCRAFT CORPORATION, a Wyoming corporation (the "Company"), hereby issues to Utilicraft Aerospace Industries, Inc. or permitted and registered transferee (the "Holder") the right to purchase from the Company Thirty Million Five Hundred Thousand (30,500,000) shares of fully paid and non-assessable Common stock, par value $0.0001 per share ("Common Stock") of the Company (the "Shares"), at a purchase price per Share of One Dollars ($1.00) (the "Warrant Price"). The number of Shares and the Warrant Price shall be subject to adjustment from time to time pursuant to the terms and conditions hereof.

1    Term.
     -----

     Subject to the terms and conditions set forth below, this Warrant shall be exercisable in whole or in part at any time and from time to time on and after the date hereof and on or before the Expiration Date (as defined in Section 2.4 hereof), and shall be void thereafter.

2    Exercise of Warrant.
     --------------------

     .1 Mechanics of Exercise. The Holder may exercise this Warrant in whole or in part by surrendering this Warrant, a duly executed Notice of Exercise in substantially the form attached hereto as Exhibit A and the Investment Representation Statement in the form annexed hereto as Exhibit B at the principal executive offices of the Company. The Holder shall also deliver to the Company simultaneously with the Holder's Notice of Exercise and Investment Representation Statement payment of the aggregate Warrant Price for the Shares being purchased. The consideration for the exercise of this Warrant may be in the form of a bank, cashier's or certified check payable to the order of the Company, or by wire transfer to an account designated in writing by the Company. In the event that the Holder elects to exercise less than the full number of Shares recorded above, the Company will execute and deliver to the Holder a Warrant of like tenor in the number of Shares granted by the Company (as recorded above) less the number of Shares exercised.

     .2 When Exercise Effective. The exercise of this Warrant shall be deemed to have been effective for the Holder immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section .1, and at such time the person or persons in whose name or names any certificate or certificates for Shares shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof.

     .3 Delivery of Stock Certificates, Etc. As soon as practicable after the surrender of this Warrant, the Company will cause to be issued in the name of, and delivered to, the Holder a certificate or certificates for the number of fully paid and non-assessable Shares which the Holder has purchased.


     .4 Expiration Date. This Warrant shall expire on the earliest of (i) the fifth anniversary after the date that the Company achieves first-flight, and
(ii) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock that the stockholders of the Company prior to such transaction own, directly or indirectly, less than fifty percent (50%) of the voting power of the surviving entity (the earliest such date is referred to herein as the "Expiration Date").

3    Adjustments.
     ------------

     .1 Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the Expiration Date subdivide its Common Stock, by stock split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issued upon the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Warrant Price, but the aggregate Warrant Price shall remain the same. Any adjustment under this Section .1 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     .2 Adjustment for Reorganization, Consolidation, and Merger. In case of any reclassification, reorganization or change of the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section .1), then, as a condition to such reclassification, reorganization or change, provision shall be made so that the Holder shall have the right to purchase prior to the Expiration Date at an aggregate price equal to the aggregate Warrant Price, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.


4    Transferability of Warrant.
     ---------------------------

     .1 Transferability Generally. Subject to the provisions of this Section 4, the Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to a third party who is not a competitor of the Company by giving the Company advance notice of the portion of this Warrant or the Shares being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and the Holder, if applicable), together with a completed Form of Assignment, in the form attached hereto as Exhibit C. Notwithstanding the foregoing, neither this Warrant nor the Shares may be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and each subsequent Holder hereof and their respective successors and assigns.

     .2 Ownership. Until this Warrant is transferred on the books of the Company (with the Company's consent), the Company may treat the person in whose name this Warrant is issued as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

5    Market Stand Off Agreement.
     ---------------------------

     The Holder hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), the Holder shall not, during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Shares or other securities of the Company, or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares or other securities of the Company, whether any such previously described transaction is to be settled by delivery of the Shares or other securities, in cash or otherwise; provided, however, that the foregoing such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Holder further agrees that the Holder shall execute any "lock-up letter" or similar instrument submitted by the Managing Underwriter to the Holder that reflects the foregoing restrictions or any part thereof and that the Managing Underwriter shall be a third party beneficiary of the provisions of this Section 5 and shall be fully entitled to enforce all rights set forth herein. The Holder hereby irrevocably appoints the Company and its President, or either of them, as the Holder's agents and attorneys-in-fact, with full power of substitution for and in the Holder's name, to execute any such "lock-up letter" or similar instrument submitted by the Managing Underwriter and to do any and all things in connection therewith, it being understood and acknowledged by the Holder that such power of attorney shall not impose or be deemed to impose any fiduciary duty or any other or obligation on either the Company or its President, shall be irrevocable and coupled with an interest and shall not terminate by operation of law, whether by the death, bankruptcy or adjudication of incompetency or insanity of the Holder or the occurrence of any other event. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. The Holder further agrees that without the prior written consent of the Managing Underwriter, the Holder shall not, during the Market Standoff Period, make any demand for or exercise any right (to the extent the Holder shall have any such right) with respect to, the registration of any Shares or other securities of the Company.

6    Exchange of Warrant.
     --------------------

     Upon the surrender by the Holder of this Warrant, properly endorsed, to the Company, the Company, at its expense and subject to the provisions of Section 4 hereof, will issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant or Warrants so surrendered.

7    Replacement of Warrant.
     ----------------------

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity bond (or, in the case of any institutional holder, an indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and date.

8    Covenant of Company.
     --------------------

 The Company hereby covenants and agrees that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

9    Representation and Warranty of Holder.
     --------------------------------------

     The Holder hereby represents and warrants to the Company that the Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, and acknowledges that the Company is relying upon this representation and warranty in the issuance of this Warrant to the Holder.

10   Legends.
     --------

     The certificate(s) representing the Shares shall be imprinted with a legend in substantially the following form:



          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL (1) REGISTERED UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON REQUEST TO THE SECRETARY OF THE CORPORATION."

11   Notices.
     --------

     All notices, consents and other communications under this Warrant shall be in writing and shall be deemed given when delivered personally or when mailed by registered mail, return receipt requested, or reputable overnight delivery service, to the Company at its principal executive offices (Attn: President) and to the Holder at the current address of the Company (or such other address as the Holder may designate by notice given to the Company pursuant to this Section 11 and shall be registered on the books of the Company).

12   Miscellaneous.
     --------------


     .1 Termination. Neither this Warrant nor any term hereof may be amended, modified, waived, discharged or terminated orally.


     .2 Applicable Law. This Warrant shall be construed and enforced in accordance with and governed by the laws of the jurisdiction of incorporation of the Company without regard to provisions thereof relating to choice of law or conflicts of law.

     .3 Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     .4 No Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued in connection with the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one Share as determined in good faith by the Company's Board of Directors.

     .5 No Rights as Stockholder. Until the exercise of this Warrant, the Holder shall not have or exercise any rights as a stockholder of the Company by virtue of this Warrant.

13   Expiration.
     -----------

     The right to exercise this Warrant shall expire at 5:00 p.m., Eastern Time, on the Expiration Date.



     IN WITNESS WHEREOF, the Company has caused this Warrant to be issued by a duly authorized officer thereof as of the date set forth above.


                                         FREIGHT FEEDERS AIRCRAFT CORPORATION,
                                         a Wyoming corporation








                                         By:
                                            ------------------------------------
                                            L. David Bridges, President/Director

                                    EXHIBIT D

                       List of All Material United States
                   Patents, Patent Applications and Trademarks


                                    Aircraft
                                     Claims

The ornamental design for an aircraft, as shown and described.

------------------------------ ----------------------------
Inventors:                     DuPont; John J.
------------------------------ ----------------------------
Assignee:                      Utilicraft Aerospace
                               Industries, Inc
------------------------------ ----------------------------
Appl. No.: 07/633,444
------------------------------ ----------------------------
Filed:                         December 21, 1990
------------------------------ ----------------------------

Current U.S. Class:                                            D12/344 ; D12/337
Field of Search:                               D12/319,342,344,341,337 244/55,13

U.S. Patent Documents
D189328                                 November 1960                   Thieblot
D307885                                 May 1990                        Dupont

Description:

FIG.1 is a left side elevation view of the aircraft of my new design, with a rear access door retracted
FIG.2 is a left side elevation view thereof with the rear access door deployed FIG.3 is a top plan view thereof
FIG.4 is a bottom plan view thereof
FIG.5 is a front elevation view thereof
FIG.6 is a rear elevation view thereof

                       List of All Material United States
                   Patents, Patent Applications and Trademarks


-------------------------- ----------------------------------------------------
United States Patent       5,106,038
-------------------------- ----------------------------------------------------

-------------------------- ----------------------------------------------------
Dupont                     April 21, 1992
-------------------------- ----------------------------------------------------

Freight feeder aircraft and method of transporting cargo using same

                                    Abstract

A freight feeder aircraft and method of transporting containerized cargo using the same includes a cargo container access door opening located at the fore portion of the aircraft fuselage and dimensioned to accommodate standardized cargo containers such as LD-3 containers. A load bearing cargo access ramp is located at the aft portion of the fuselage and opens downwardly to provide a ramp for unloading cargo containers to the ground. The interior of the fuselage includes an elongated, unobstructed cargo compartment which is configured to accommodate a number of standardized cargo containers. Substantially simultaneous loading and unloading of cargo containers is achieved to thereby substantially reduce the time required for cargo on-load and off-load between aircraft landing and subsequent takeoff.

------------------------------- ----------------------------
Inventors:                      Dupont; John J.
------------------------------- ----------------------------
Assignee:                       Utilicraft Aerospace
                                Industries, Inc.
------------------------------- ----------------------------
Appl. No.: 07/658,269
------------------------------- ----------------------------
Filed:                          February 20, 1991
------------------------------- ----------------------------

Current U.S. Class:                                        244/137.1 ; 244/118.1
Current International Class:          B64C 1/00(20060101); B64C 1/20 (20060101);
                                                  B64C 001/22 (); B64D 009/00 ()
Field of Search:                                  244/137.1, 118.1, 118.3, 137.3

U.S. Patent Documents
------------------------------ --------------------------- ---------------------
2498819                        February 1950               Noville
------------------------------ --------------------------- ---------------------
3065934                        November 1962               Jackson
------------------------------ --------------------------- ---------------------
3128068                        April 1964                  Pauli
------------------------------ --------------------------- ---------------------
3958165                        May 1976                    Boy de la Tour
------------------------------ --------------------------- ---------------------
4006869                        February 1977               Vogele
------------------------------ --------------------------- ---------------------
4097009                        June 1978                   Barnes
------------------------------ --------------------------- ---------------------
4218034                       August 1980                  Magill
----------------------------- ---------------------------- ---------------------
4225926                       September 1980               Wendt
----------------------------- ---------------------------- ---------------------
Foreign Patent Documents
1277675                          Sep., 1968                     DE
2026974                          Dec., 1971                     DE
3130516                          Feb., 1983                     DE
858596                           Jan., 1961                     GB
876150                           Aug., 1961                     GB
900466                           Jul., 1962                     GB
913783                           Dec., 1962                     GB

                       List of All Material United States
                   Patents, Patent Applications and Trademarks


United States Patent                                   6,311,106
Dupont                                                 October 30, 2001


Automatic flat rate setting system for freight feeder aircraft and method of setting of engine flat rate

                                    Abstract

A system and method of automatically setting a flat rate engine power setting of an aircraft determines the weight of loaded cargo containers to determine the total gross weight of the aircraft prior to take-off, determines, from the total gross weight, the required flat rate engine power for the aircraft, such as by inputting the stored value into a look-up table, and automatically sets the flat rate setting of the aircraft's engines to correspond to the determined required engine power, prior to take-off, by sending the obtained required flat rate engine power as a command signal to an engine control system.

Inventors:                      Dupont; John J.
Assignee:                       Utilicraft Aerospace
                                Industries, Inc.
Appl. No.:                      09/584,169
Filed:                          May 26, 2000


Current U.S. Class:               701/3 ; 177/136; 244/6; 416/25; 416/44; 416/47
Current International Class:       G01G 19/02 (20060101); G01G 19/40 (20060101);
                                  G01G 19/415 (20060101); G01G 19/07 (20060101);
                                                  B63H 001/28 (); G01M 001/12 ()

Field of Search:                        701/3,124 73/178T,865 702/175,173 177/25
                                                          416/44,36,43 244/17.13

U.S. Patent Documents
2425498                         August 1947                   Watter
4225926                         September 1980                Wendt
5106038                         April 1992                    Dupont
6007198                         December 1999                 Karem
6128951                         October 2000                  Nance

                                    EXHIBIT E

                       Brief Description of UITA Insurance


Utilicraft Aerospace Industries, Inc. has Aviation Operations Liability with Ace Property and Casualty Insurance Company.

The Policy Number AAP N0098484A 004 has a term of July 4, 2007 to July 4, 2008.

The policy covers Utilicraft Aerospace Industries, Inc. at Double Eagle II Airport, Albuquerque, New Mexico.

The sum insured is $1,000,000 for each occurrence in respect to Bodily Injury and Property Damage combined, subject to the following limitations;

Products - completed operations annual/aggregate limit               Not insured
Personnel Injury and Advertising injury annual aggregate limit       Not insured
Malpractice annual aggregate limit                                   Not insured
Extended coverage - war, hi-jacking and other perils                 Not insured
Fire damage limit any one fire                                           $50,000
Medical expense limit any one person                                     $ 5,000
Hangarkeepers not "in flight" limit                                  Not insured
Hangarkeepers not "in flight" limit any one aircraft                 Not insured
Non-owned aircraft liability                                         Not insured